UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): April 21, 2011

American Apparel, Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-32697	20-3200601
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

747 Warehouse Street, Los Angeles, CA		90021-1106
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code: (213) 488-0226

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

EXPLANATORY NOTE

American Apparel, Inc. (the “Company”) is filing this Amendment No. 1 (“Amendment No. 1”) to its Current Report on Form 8-K filed with the Securities and Exchange Commission on April 28, 2011 (the “Form 8-K”) for the sole purpose of filing a copy of Exhibit 10.2, which was inadvertently omitted from the Form 8-K. Except for the foregoing, this Amendment No. 1 does not amend, modify or update the Form 8-K, which continues to speak as of the original date of the Form 8-K.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

10.2	Purchase Agreement, dated as of April 27, 2011, between American Apparel, Inc. and Dov Charney.

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMERICAN APPAREL, INC.

Dated: April 27, 2011	By:	/s/ Glenn A. Weinman
		Name:	Glenn A. Weinman
		Title:	Senior Vice President, General Counsel and Secretary

EXHIBIT INDEX

10.2	Purchase Agreement, dated as of April 27, 2011, between American Apparel, Inc. and Dov Charney.